SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 2,064	$ 2,331	$ 1,802
Doubtful debt expenses during the year	299	429	749
Customers write-offs/collection during the year, net	(957)	(706)	(185)
Exchange rate	151	10	(35)
Balance at the end of the year	$ 1,557	$ 2,064	$ 2,331